Jefferies June 2019 Murphy USA Inc. 1

Cautionary Statement This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on our latest form 10-K. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA, Inc. for the years ended December 31, 2018, 2017, 2016, 2015, and 2014. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. If this presentation contains non-GAAP financial measures, we have provided a reconciliation of such non- GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Christian Pikul, CFA Senior Director of Investor Relations and FP&A Office: 870-875-7683 Christian.pikul@murphyusa.com Murphy USA Inc. 2

Today’s presenters Andrew Clyde, President and Chief Executive Officer • Appointed President and Chief Executive Officer of Murphy USA Jan 2013 • Leads development and execution of strategy for creating long-term shareholder value • Oversees corporate-wide strategic initiatives enabling Murphy USA’s growth, margin expansion and cost leadership • Spent 20 years at Booz & Company leading downstream and retail organizations on strategy, organization, and performance initiatives Mindy West, Executive VP of Fuels and Chief Financial Officer • Joined Murphy USA at spin; previously VP and Treasurer of Murphy Oil Corporation with 17 years of experience in Accounting, Planning, IR and Treasury roles • Oversees key resource allocation programs, including site builds, network re-investment and shareholder distributions • Leads corporate-wide strategic initiatives driving operational efficiencies and systems/processes enhancements Christian Pikul, Senior Director of IR and FP&A • Joined Murphy USA in 2015 after a 20 year career in equity research and corporate finance • Leads the investor relations program and oversees the corporate budgeting and forecasting functions • Masters in Finance and a Chartered Financial Analyst Murphy USA Inc. 3

Murphy USA’s strategy since 2013 – Winning at our game Strength Strategy Overarching Objectives Strategic Increase productivity of existing stores Relationship with Grow Organically Walmart to grow competitive advantage Winning with Build/rebuild assets where MUSA has Diversify Value-Oriented the “right to win” Merchandise Mix Customers Steward financial resources and allocate Sustain Cost Low Cost capital in a disciplined manner to earn Leadership Operating Model Position credibility with investors and grow company Create Advantage Distinctive Supply from Market Build differentiated capabilities and Chain Capabilities Volatility leadership to win at our game and build a sustainable company for the future Resilient Financial Invest for the Profile Long-Term Murphy USA Inc. 4

MUSA creates value through a simple formula – and executes

MUSA Value Creation Drivers

EPS Growth = Organic Growth * { Fuel Contribution + Fuel Breakeven - Corporate Costs } / Shares Outstanding

MUSA Value Creation Drivers	2013 vs 2018	Go-forward
Organic Growth	21% total unit growth • 271 new sites • 59 Raze & Rebuilds	Modest Unit Growth • 40-50+ high-return projects per year • Format optimization
Fuel Contribution	10% total contribution $ growth • 11% total volume growth • 16.3 cpg avg total margin • ~ 2.5 cpg from PS&W/RINs	Fuel Leadership • Recapture local market share when economic • Enhance supply cost advantage
Fuel Breakeven	Reduced by 2.4 cpg to 0.8 • +350 bps merch margin % • +42% merch contrib $ • ~ $1k reduction in APSM site opex	Journey to Zero Breakeven • Merch margin expansion • Leverage 2800 sq. ft. sites • Maintain disciplined focus on costs
Corporate Costs	SG&A per store -2% • $22 million increase in annual SG&A** • Investing in growth and new capabilities	Leverage SG&A Investments • Scale and enhance MDR • Leverage top leadership
Shares Outstanding	Repurchased ~ 15M shares • ~ $1 billion of capital • ~ 32% of shares outstanding	Capital Allocation • Maintain balance • Maintain discipline

**Site Opex excludes credit card fees*
***SG&A per-store excludes stock-based compensation and one-time spin costs in 2013*

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Value creation translating to shareholder returns MUSA Share Price By Year Average, Min, Max Drivers of Share Price 2019 YTD as of 6/13/2019 $100 2013 2018%Δ $89 $90 $86 EBITDA $340 $412 21% $81 $79 $80 $81 $73 $76 Shares 46.8 32.3 (31%) $69 Outstanding $70 $70 $74 $67 EV/EBITDA 6 9 50% Multiple $61 $63 $60 $61 $54 $50 $46 $50 $49 Max Avg $41 $40 Min $36 $38 $30 2013 2014 2015 2016 2017 2018 2019YTD TSR 2013 2014 2015 2016 2017 2018 2019YTD CAGR From Average to 14% 10% 7% 7% 8% 7% NA 2019 YTD Average Murphy USA Inc. 6

Future EBITDA has a runway well beyond $400M MUSA Adjusted EBITDA Key Sources of 2013 to 2018 Future Growth Annual, in millions Productivity drivers: . 446 • Retail price optimization will attract 400 406 412 customers to our stores • Outstanding customer service and 337 343 Murphy Drive Rewards will help increase customer loyalty • Enhanced merch offer and store-level cost improvements will drive Zero Fuel Breakeven efforts Capital drivers: . • Contribution from larger, higher performing new stores • Historically strong kiosks near end-of- life converted to 1200s through Raze 2013 2014 2015 2016 2017 2018 & Rebuild program • Excess cash returned to shareholders through continued repurchase Murphy USA Inc. 7

Significant future opportunity to grow shareholder value

Examples of MUSA Opportunity Set for Store Productivity

	Past	Present	Future
Doing Things Differently	• CoreMark contract	• Scan based trading for general merchandise	• Item level inventory to drive computer assisted ordering
	• Store labor optimization	• Wage/cohort optimization	• Daily pay for store associates to drive retention
Doing Different Things	• Raze and rebuilds for end-of-life stores	• Market in-fill with 2,800 square foot stores	• New format destination offers in non-urban sister stores
	• Maintenance refresh program	• Enhanced break/fix store support	• Preventative and predictive maintenance
Changing Customer Behavior	• Walmart summer fuel discounts	• MDR as EDLP loyalty engine to drive segment specific behaviors	• MDR with links to payment systems and various network affiliates
	• MUSA known for EDLP on fuel and tobacco	• MUSA's EDLP price optimized store by store and executed consistently	• EDLP price optimization and controls highly automated

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Murphy Drive Rewards is foundational MDR Engagement as of June 14, 2019 Rating: 4.8 of 5.0 Reviews: 83.9K Rank: Presently #47 Shopping App; As high as #10 Participants: 8.2 Million Enrolled members: 1.8 Million Age Verified Members: 1.1 Million Competitor Approach . MDR Approach . General approach: • Discount pricing to specific customer • Raise street prices to everyone in order segments to drive specific behavior to discount to members • Earn points on all products – including • Count 6 cups of proprietary beverage tobacco; burn on fuel and most merchandise to give the 7th cup free • Platform popularity can support higher ROI • Generate Manufacturer coupons segment specific promotions with manufacturers Unique features by select Apps: • Create weekly earn (e.g. Rev Up) and burn • Get lowest 24-hour fuel price when (e.g. sweepstakes) features to keep prices are rising members engaged • Pay through the app • Build out an ecosystem of networks and affiliates customers value • Static platform: hard to change • Dynamic platform: change limited only by imagination Murphy USA Inc. 9

Growing customer segment

Who are MUSA's Customers?


High school
or less
Ratio of
Education Level
More than
high school
MUSA
QuikTrip
Speedway
Shell
Chevron
ExxonMobil
BP
Kroger
7-Eleven
Costco
Sam's Club
>$75k
Ratio of
Annual Income
<$75k

What Are Their Challenges?

- Finding value with scarce disposable income; start the year under water
- Costs of household goods and services rising faster than wage growth

Where Do They Come From?

- 50% are coming to/from a trip to Walmart; Walmart is growing trips
- Seeking low priced fuel and tobacco, lottery and convenience items

They Are A Growing Segment

- Income inequality persists / growing
- Net worth of bottom 90% shrinking

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Future portfolio changes Approach Considerations • Limited good and available locations in attractive Walmart Supercenter Halo markets where we can win with small store format • Remaining states unattractive from demand or regulatory standpoint • Building pipeline for 30-40+ locations per year in most Advantage Market In-Fill attractive markets for larger 2,800 sq. ft. store • Targeting core customer demographics in growth areas where limited made-to-stock food offer attractive • Exploring destination offers that resonate with customers Non-Urban Sister Store in non-urban markets with existing MUSA store • May have to build/partner/buy capabilities for differentiated destination offer • Expanding fuel and merchandise offer at highest Raze and Rebuilds performing, end-of-life kiosks • Store productivity initiatives extend R&R candidate list • Closing/selling low performing stores at/before end of life End of Life Exits • Monetize real estate for highest/best use Murphy USA Inc. 11

The 2,800 format offers a long runway of high return sites Format Performance Express & USA, Unlevered Returns, FYE18 # of Sites Fuel Volume CPG Merch Sales GP% EBITDA ROIC% FBE Kiosk 761 233,822 16.5 128,983 16.0% 33,286 23.9% 0.40 243 / 270 129 201,505 16.1 125,260 15.3% 25,877 18.4% 1.06 543 / 591 119 257,324 16.5 149,851 16.3% 35,471 18.7% 0.59 1200 / 1400 253 243,897 17.0 136,205 17.3% 31,390 10.7% 1.79 2800 36 324,153 15.4 227,691 19.3% 44,145 14.9% (1.04) 3445+ 15 270,219 15.8 168,180 23.1% 34,939 9.1% (0.11) 2800 format offers advantage over 3445+ • Modular buildings can be placed in queue, allows building construction alongside/before site work • We save approximately $300K with modular prototype contributing to a better return on our capital • Merchandise offer similar in both formats, little to no uplift from the larger 3445+ store Note: EBITDA includes Field SG&A only, excludes Marketing and Corporate G&A; CPGs reflect integrated PS&W margin Note: Average land price assumes 10% cap rate on lease sites Note: ROIC defined as (Annual After Tax Cash Flow / Gross Investment) Murphy USA Inc. 12

Reinvestment programs enhance existing network quality Raze and Rebuild Program • 59 sites completed through 2018 • Kiosks replaced with 1200/1400 square foot stores along with more dispensers and increased fuel offer • Given the premium locations, we estimate per site unlevered IRR’s between 15% and 35% APSM Fuel Gallons* Pre-R&R(1) 349,397 +12% Post-R&R(2) 389,637 APSM Merchandise Sales $* Pre-R&R(1) $162,191 +22% Post-R&R(2) $197,396 (1) Pre-R&R period reflects FYE15 for 2016 class (10 sites), FYE16 for 2017 class (21 sites), and 2H17 for 2018 class with sufficient data (9 sites) (2) Post-R&R period reflects FYE17 for 2016 class (10 sites), FYE18 for 2017 class (21 sites), and 2H18 for 2018 class with sufficient data (9 sites) Notes: All averages are weighted by months of operation, first partial months removed Murphy USA Inc. 13

Higher sustainable cash flows to create future optionality Operating Cash Flow Net Debt (MM) As of March 31, 2019 2013 357 Term Loan $ 68 Bonds: 2014 306 2013 6.000% 495 2017 5.625% 296 2015 216 Total Debt $859 Less Cash < 180> 2016 337 Net Debt $679 . Leverage Ratio**: 2.0x 2017 284 * 2018 399 Average = 317 * 2018 cash flow includes BP litigation settlement of approximately $50.4 million ** As reported to lenders per debt covenant requirements Murphy USA Inc. 14

Capital allocation balances growth and capital returns Capital Allocation ($MM) Capital Allocation 2014 – 2018 2014 – 2018 $2,060 Retail Growth Capital $587 $973 $464 $480 $323 39% $206 $338 47% $248 $144 $191 $1,087 $52 $264 $274 $216 $194 $139 Share 8% Repurchases 6% Retail 2014 2015 2016 2017 2018 5 -Year Total Corporate Maintenance Capital Capital NTI 60 73 67 45 26 271 R&R 0 1 10 21 27 59 Share Repurchases Capital Expenditures Murphy USA Inc. 15

Relative valuation drivers 2013 Drivers of MUSA 2018 Drivers of MUSA Drivers of QSR Multiple Growth Multiple Peer Discount Public Peers Premium QSRs • Post spin credibility • Less clear line of sight • Greater exposure 6x and consistent 9x to earnings growth 11x to food service 15x strategy and message • Exposure and relative • No exposure to performance on fuel fuel and tobacco • Proven reliability of and tobacco products earnings and FCF in secular decline • Disciplined capital • Lower M&A take out allocation premium due to Walmart effect Murphy USA Inc. 16

Winning at our game lets all our stakeholders win Stakeholders What MUSA Delivers Customers • Commitment to deliver exceptional value in products they choose to buy • Trusted brand to ensure guaranteed products, safe facilities and secure personal information Suppliers • Commitment to share growth in billion dollars categories • Highest ROI marketing spend through MDR Investors • Commitment to grow EPS consistently over time • Disciplined and balanced capital allocation Employees • Commitment to long-term, sustainable and innovative employer, for employees to grow professionally • Exceptional employee value proposition Communities • Commitment to sustainability to support our employee value proposition • Great partner to count on Murphy USA Inc. 17

Appendix Murphy USA Inc. 18

2019 guidance 2018 Guidance 2018 Actual 2019 Guidance Range Results Range Organic Growth New Stores Up to 30 26 15-20 Raze and Rebuilds Up to 25 27 20-25 Fuel Contribution Total fuel contribution ($ Millions) $575 to $700 $686 Not provided Annual retail volume (Billion gallons) 4.1 to 4.3 4.2 Not provided Retail fuel volume per store (K gallons 235 to 245 244 240 to 245 APSM) Total fuel contribution (cpg) 14 to 16.5 16.2 Not provided Fuel Breakeven Merchandise contribution ($ Millions) $390 to $400 $400 $410 to $415 Total merchandise sales ($ Millions) $2,400 to $2,450 $2,423 Not provided Retail station OPEX excluding credit cards Flat to +2% 1.1% Flat to +2% (APSM % YOY change) Corporate Costs SG&A ($ Millions per year) $135 to $140 $136 $145 to $150 Effective Tax Rate 24% to 26% 22.0% 24% to 26% Capital Allocation Capital expenditures ($ Millions) $225 to $275 $194 $225 to $275 Net income ($ Millions) $155 to $195 $214 Not provided Adjusted EBITDA (non-GAAP) ($ Millions) $390 to $440 $412 Not provided 19 Murphy USA Inc. 19

Non-GAAP Adjusted EBITDA Reconciliation Year Ended December 31, (Millions of dollars) 2013 2014 2015 2016 2017 2018 Net Income $ 235.0 $ 243.9 $ 176.3 $ 221.5 $ 245.3 $ 213.6 Income taxes 100.1 116.4 80.7 130.5 (5.2) 60.3 Interest expense, net of interest income 13.4 36.4 31.4 39.1 45.4 51.4 Depreciation and amortization 74.1 79.1 86.6 98.6 116.9 134.0 EBITDA $ 422.6 $ 475.7 $ 375.0 $ 489.8 $ 402.4 $ 459.3 Net settlement proceeds - - - - - (50.4) Accretion of asset retirement obligations 1.1 1.2 1.5 1.7 1.8 2.0 (Gain) loss on sale of assets (6.0) (0.2) 4.7 (88.2) 3.9 1.1 Other nonoperating (income) expense (0.2) (10.2) 0.5 (3.1) (2.2) (0.2) (Income) loss from discontinued operations, net of taxes (80.9) (20.9) (38.7) - - - Impairment of properties - - - - - - Adjusted EBITDA $ 336.6 $ 445.7 $ 342.9 $ 400.1 $ 405.9 $ 411.8 Murphy USA Inc. 20

Non-GAAP Adjusted EBITDA Reconciliation For purposes of this reconciliation, the midpoint of a range for each reconciling item was used, and therefore actual results for each of these reconciling items is expected to be higher or lower than the amounts shown above. The size of the ranges varies based on the individual reconciling item and the assumptions made. Murphy USA Inc. 21